SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITES EXCHANGE ACT OF 1934




    Date of report (Date of earliest event reported):          November 30, 1997




                              MERITAGE HOSPITALITY GROUP INC.
--------------------------------------------------------------------------------
                    (Exact Name of Registrant as Specified in Charter)


                                         Michigan
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-17442                                                 38-2730460
-------------------------------                           ---------------------
    (Commission File Number)                                  (IRS Employer
                                                          Identification Number)




                             40 Pearl Street, N.W., Suite 900
                                   Grand Rapids, Michigan              49503
--------------------------------------------------------------------------------
                        (Address of Principal Executive Offices)     (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600

    Item 2.    Acquisition or Disposition of Assets

        On November 30, 1997, the Company's wholly-owned subsidiary, St. Clair Inn, Inc., sold real and personal property including (i) the hotel and restaurant facility (known as the St. Clair Inn) located at 500 North Riverside, St. Clair, Michigan (the "Hotel"), (ii) the fixtures, furniture, furnishings, equipment and supplies used in the operation of the Hotel, and
    (iii) certain other real and personal property owned by St. Clair Inn, Inc. located adjacent to the Hotel (collectively, the "Assets"). The Assets were sold to Waterfront Hotel Ventures, L.L.C. and its affiliate, S.C. Land Acquisitions, L.L.C., both of whom have no relation to the Company. The Assets were sold for $3,800,000 in cash pursuant to the terms of purchase and sale agreements dated October 22, 1997.

    Item 7.    Financial Statements, Pro Forma Financial Information and
               Exhibits

    (b)  Pro Forma Financial Information:

         1) Pro Forma financial statements of Meritage Hospitality Group Inc. and Subsidiaries. See "Index to Unaudited Pro Forma Consolidated Financial Statements" on page F-1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        MERITAGE HOSPITALITY GROUP INC.



Dated:   February 11, 1998               By: /s/ Christopher B. Hewett
                                           -------------------------------------
                                           Christopher B. Hewett
                                           President and Chief Executive Officer

                       MERITAGE HOSPITALITY GROUP INC. & SUBSIDIARIES

               INDEX TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



FINANCIAL STATEMENTS                                                 PAGE NUMBER
--------------------                                                 -----------

    UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
    - NOVEMBER 30, 1997                                                   F-2

    UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
      OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 1997                   F-3

    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
      FINANCIAL STATEMENTS                                                F-4


                      Meritage Hospitality Group Inc. & Subsidiaries
                      Unaudited Pro Forma Consolidated Balance Sheet
                                  As of November 30, 1997

                                         Meritage
                                        Hospitality                           Pro
                                       Group Inc. &          Pro Form        Forma       Consolidated
                                       Subsidiaries         Adjustments       Ref.        Pro Forma
                                    ----------------    ---------------     -------   ---------------
ASSETS

CURRENT ASSETS
    Cash and cash equivalents           $ 1,061,475        $   361,781        (1)    $      1,423,256
    Accounts receivable                     631,732                                           631,732
    Receivable from sale
       of hotel Assets                    3,601,063         (3,601,063)       (1)                   -
    Inventories                             255,750                                           255,750
    Prepaid Expenses                        304,243                                           304,243
                                    -----------------------------------------------------------------

       Total Current Assets               5,854,263         (3,239,282)                     2,614,981

Property, Plant and Equipment, Net       18,979,313                                        18,979,313
Deferred Income Taxes                       550,000                                           550,000
Other Assets                              2,503,513                                         2,503,513
Goodwill                                  3,586,177                                         3,586,177
                                    -----------------------------------------------------------------

        Total Assets                    $31,473,266        $ (3,239,282)                  $28,233,984
                                    =================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
    Current portion of long-term debt   $ 4,565,928        $(3,239,282)       (1)         $ 1,326,646
    Current portion of obligations
      under capital leases                  264,372                                           264,372
    Trade accounts payable                2,035,220                                         2,035,220
    Accrued expenses                      1,172,311                                         1,172,311
                                    -----------------------------------------------------------------

        Total Current Liabilities         8,037,831         (3,239,282)                     4,798,549

Long-Term Debt                           19,374,431                                        19,374,431
Obligations Under Capital Leases          1,689,628                                         1,689,628
Deferred Income Taxes                       740,000                                           740,000
Minority Interest                         1,601,415                                         1,601,415
                                    -----------------------------------------------------------------

         Total Liabilities               31,443,305         (3,239,282)                    28,204,023
                                    -----------------------------------------------------------------

Stockholders' Equity
    Preferred stock                           1,384                                             1,384
    Common stock                             32,188                                            32,188
    Additional paid in capital           12,982,295                                        12,982,295
    Note receivable from
      sale of shares                     (5,700,645)                                       (5,700,645)
    Accumulated deficit                  (7,285,261)                                       (7,285,261)
                                   ------------------------------------------------------------------
         Total Stockholders'
              Equity                         29,961                                            29,961
                                   ------------------------------------------------------------------

   Total Liabilities and
     Stockholder's Equity              $ 31,473,266         (3,239,282)                   $28,233,984
                                    =================================================================

       See notes to unaudited pro forma consolidated financial statements

                      Meritage Hospitality Group Inc. & Subsidiaries
                 Unaudited Pro Forma Consolidated Statement of Operations
                           For the Year Ended November 30, 1997


                            Meritage
                           Hospitality                    Pro
                          Group Inc. &    Pro Form       Forma    Consolidated
                          Subsidiaries   Adjustments      Ref.     Pro Forma
                          ------------   -----------      ----     -----------
Revenue
   Room rents            $ 6,095,723    $(1,550,269)      (2)     $  4,545,454
   Food and beverages     33,882,012     (2,150,039)      (2)       31,731,973
   Telephone                 940,920        (60,853)      (2)          880,067
   Sundry                    250,983        (92,702)      (2)          158,281
                          ----------     ----------      -----      ----------
     Total Revenue        41,169,638     (3,853,863)                37,315,775
                          ----------     ----------      -----      ----------

Cost and Expenses
   Cost of Food
     and beverages        10,129,824       (785,860)      (2)        9,343,964
   Operating expenses     24,725,785     (2,514,887)      (2)       22,210,898
   General and
     administrative
     expenses              4,326,123       (382,066)      (2)        3,944,057
   Depreciation and
     amortization          2,183,256       (325,872)      (2)        1,857,384
                          ----------     ----------      -----      ----------
   Total Costs and
     expenses             41,364,988     (4,008,685)                37,356,303
                          ----------     ----------      -----      ----------

Gain (loss) from
  Operations                (195,350)       154,822                   (40,528)

Other income (expense)
   Interest expense       (2,931,122)       349,740        (4)      (2,581,382)
   Interest income           592,850                                   592,850
   Gain (loss) on
     disposal of Assets    1,200,702     (1,479,095)       (3)        (278,393)
   Minority Interest        (195,639)                                 (195,639)
                          ----------     ----------      -----      ----------

    Loss before federal
      income tax and
      extraordinary item  (1,528,559)      (974,533)                (2,503,092)

Federal Income Tax Benefit   (15,000)                                  (15,000)
                          ----------     ----------      -----      ----------

   Loss before
     extraordinary item   (1,513,559)      (974,533)                (2,488,092)

Extraordinary item -
   loss on early
   extinguishment
   of debt (no
   applicable federal
   income tax)               177,291       (177,291)       (3)               -
                          ----------     ----------      -----      ----------
       Net Loss           (1,690,850)      (797,242)                (2,488,092)

Preferred stock dividends    101,714                                   101,714
                          ----------     ----------      -----      ----------

Net loss on common
 shares                  $(1,792,564)    $ (797,242)               $(2,589,806)
                         ===========     ==========     ========   ===========


Loss per common share

   Before extraordinary
     item                $     (0.50)                              $     (0.81)
   Extraordinary item           0.06                                      0.00
                         ------------                              -----------

   Net loss                $   (0.56)                              $     (0.81)
                         ============                              ============

Weighted average
   shares outstanding     $ 3,214,836                               $3,214,836
                         ============                              ============


       See notes to unaudited pro forma consolidated financial statements

                      MERITAGE HOSPITALITY GROUP INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On November 30, 1997, the Company's wholly-owned subsidiary, St. Clair Inn, Inc., sold real and personal property including (i) the hotel and restaurant facility (known as the St. Clair Inn) located at 500 North Riverside, St. Clair, Michigan (the "Hotel"), (ii) the fixtures, furniture, furnishings, equipment and supplies used in the operation of the Hotel, and (iii) certain other real and personal property owned by St. Clair Inn, Inc. located adjacent to the Hotel (collectively, the "Assets"). The Assets were sold to Waterfront Hotel Ventures, L.L.C. and its affiliate, S.C. Land Acquisitions, L.L.C., both of whom have no relation to the Company. The Assets were sold for $3,800,000 in cash pursuant to the terms of purchase and sale agreements dated October 22, 1997.


The unaudited pro forma consolidated balance sheet as of November 30, 1997 reflects this disposition as if it occurred and the escrowed funds had been released on that date.

The unaudited pro forma consolidated statement of operations for the year ended November 30, 1997 presents the historical results of the Company and the pro forma adjustments as if the Assets had been sold on December 1, 1996.

In management's opinion, all material adjustments necessary to reflect the transaction are presented in the pro forma adjustments. The pro forma statements do not purport to project the Company's financial position or results of operations at any future date or for any future period, and should be read in conjunction with the Company's consolidated historical financial statements, and notes thereto contained in the Company's Form 10-K for the year ended November 30, 1996 and the quarterly report on Form 10-Q for the nine months ended August 31, 1997.

The pro forma adjustments are as follows:

     1. To reflect the receipt of the escrowed sale proceeds and the coincident paydown of long-term debt, which occurred on December 2, 1997. The audited November 30, 1997 balance sheet reflects the sale of the Assets and the related receivable of sale proceeds.

     2. To remove the operations of the St. Clair Inn for the year ended November 30, 1997, thereby, reflecting the consolidated operating results had the sale been consummated on December 1, 1996.

     3. To remove the gain on the sale of the Assets and the extraordinary item (non-recurring charge) associated with the early retirement of long-term debt.

     4. To remove the interest expense related to the reduction of long-term debt described in adjustment number 1 above.